AMENDMENT NO. 7 TO FORBEARANCE AGREEMENT

This Amendment No. 7 to Forbearance Agreement ("**Amendment**") dated effective September 29, 2016 is by and between ZYNEX, INC., a Nevada corporation, ZYNEX MEDICAL, INC., a Colorado corporation, ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation, ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation, ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company, and PHARMAZY, INC., a Colorado corporation (collectively, and jointly and severally, "**Borrower**"), and TBK BANK, SSB ("**Lender**").

RECITALS

A. The parties entered into a Forbearance Agreement dated December 17, 2014, as amended by Amendment No. 1 to Forbearance Agreement dated March 27, 2015, Amendment No. 2 to Forbearance Agreement dated June 30, 2015, Amendment No. 3 to Forbearance Agreement dated September 30, 2015, Amendment No. 4 to Forbearance Agreement dated December 15, 2015, Amendment No. 5 to Forbearance Agreement dated March 28, 2016, and Amendment No. 6 to Forbearance Agreement dated June 30, 2016 (the "**Forbearance Agreement**").

B. The parties desire to amend the Forbearance Agreement to extend the Forbearance Period, and to evidence certain additional continuing covenants related to such extension.

AGREEMENT

1. **Amendment**. Section 4.1(i) of the Forbearance Agreement is amended to read as follows: "11:59 pm Portland, Oregon time on December 31, 2016."

2. **Continuing Condition**. The continued effectiveness of the extension of the Forbearance Period is conditional upon Borrower maintaining an order backlog no longer than seven (7) days. Upon Lender's request, Borrower will provide Lender with information regarding shipment of products and the interval between order date and shipment, and shall provide Lender with evidence of Borrower's continuous compliance with this condition.

3. **Reinstatement of Principal Reduction Payments**. For the avoidance of doubt, the principal reduction payment covenant set forth in Section 3(a) of Amendment No. 4 to Forbearance Agreement, as suspended in Amendment No. 5 to Forbearance Agreement, was reinstated as of May 1, 2016, and such covenant remains in effect as of the date of this Amendment.

4. **Additional Covenant**. Borrower reaffirms, agrees, and covenants that Lender shall have the right at any time or times in Lender's sole discretion to have Lender personnel or independent accountants or consultants engaged by Lender visit the properties of Borrower, inspect the Collateral and the other assets of Borrower, and discuss Borrower's business, financial condition, results of operations, and business prospects with Borrower's principal officers and independent accountants and other professionals providing services to Borrower. Borrower agrees and covenants that Borrower shall cooperate, and shall cause its employees, agents and service providers to cooperate in such activities.

5. **Other Provisions**. Except as specifically provided herein, all terms and conditions of the Forbearance Agreement shall remain in full force and effect, without waiver or modification. All terms defined in the Forbearance Agreement shall have the same meaning when used in this Amendment. This Amendment and the Forbearance Agreement shall be read together, as one document.

6. **Signatures**. This Amendment may be executed in any number of counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same Amendment.

UNDER OREGON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY A LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL, FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY THE LENDER TO BE ENFORCEABLE.

[signature page follows]

Dated effective as of the date first written above.

BORROWER:

ZYNEX, INC., a Nevada corporation

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

ZYNEX MEDICAL, INC., a Colorado corporation

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

ZYNEX NEURODIAGNOSTICS, INC., a Colorado corporation

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

ZYNEX MONITORING SOLUTIONS, INC., a Colorado corporation

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

ZYNEX BILLING AND CONSULTING, LLC, a Colorado limited liability company

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

PHARMAZY, INC., a Colorado corporation

By: ______________________
Name: THOMAS SANDGAARD
Title: CEO

LENDER:

TBK BANK, SSB

By: ______________________
Name: Jonathan Kott
Title: SVP, Portfolio Manager